UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 19, 2003

CABLE DESIGN TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-12561	36-3601505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 North Roselle Road
Schaumburg, IL 60195
(Address of Principal Executive Offices, including Zip Code)

(847) 230-1900

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit 99.1:	Letter from Fred C. Kuznik, CEO, to Shareholders included in materials mailed with the Company’s 2003 proxy statement and Annual Report on Form 10-K for the fiscal year ended July 31, 2003

Item 9.	Regulation FD Disclosure.

Materials accompanying the Company’s 2003 proxy statement and Annual Report on Form 10-K for the fiscal year ended July 31, 2003 included a letter from Fred C. Kuznik, CEO, to shareholders. A copy of such letter is included as Exhibit 99.1. Such material also included summary balance sheet information and a presentation titled “Consolidated Statements of Operations” for the fiscal years ended July 31, 2001, 2002 and 2003 that did not present net (loss) or income for the periods presented, but rather a measurement captioned “Net (loss) income from continuing operations” and earnings per share calculations for such item. The Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2003 should be reviewed for full financial statements, including the “Notes to Financial Statements” and the line items below “Net (loss) income from continuing operations,” namely “(Loss) income from discontinued operations net of tax (benefit) expense,” “Loss on sale of business, net of tax benefit,” “Net (loss) income from discontinued operations,” “Cumulative effect of change in accounting principle, net of tax benefit,” “Net (loss) income” and related earnings per share data.

The information in this Current Report on Form 8-K, including Exhibit 99.1 and this Item 9, shall be considered “furnished” and not “filed” under the Securities Exchange Act of 1934, as amended.

Item 12.	Results of Operation and Financial Condition.

The letter from Fred C. Kuznik, CEO, to Shareholders included in materials mailed with the Company’s 2003 proxy statement and Annual Report on Form 10-K for the fiscal year ended July 31, 2003 included the sentence “Excluding restructuring expenses, net income from continuing operations was $4.9 million, or $0.11 per diluted share, versus $8.2 million, or $0.18 per diluted share for fiscal 2002.” Such amounts are calculated and reviewed by the Company management to determine earnings per share absent the restructuring expense, and are believed to be of interest to investors. A reconciliation of such of such amounts to the most comparable GAAP measure is as follows:

(In thousands, except per share information)	Fiscal year ended July 31,
	2003	2002
Net income from continuing operations excluding restructuring expenses (net of tax)	$4,881	$8,200
less Restructuring expense, net of tax benefit of $4,522 and $2,311, respectively	7,900	3,300

Net (loss) income from continuing operations	$(3,019)	$4,900

Diluted earnings per share from continuing operations excluding restructuring expenses (net of tax),	$0.11	$0.18
less Per share impact of restructuring expenses, net of tax benefit	0.18	0.07

Diluted (loss) earnings per share from continuing operations	$(0.07)	$0.11

“Business restructuring expense, net” is a caption in the Company’s consolidated statements of operations included in its Annual Report on Form 10-K for the fiscal year ended July 31, 2003. See note 18 to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2003.

The information in this Current Report on Form 8-K, including the information in this Item 12, shall be considered “furnished” and not “filed” under the Securities Exchange Act of 1934, as amended.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABLE DESIGN TECHNOLOGIES CORPORATION

Date: November 19, 2003	By:	/s/ Charles B. Fromm

Charles B. Fromm
Vice President, Secretary & General Counsel

Exhibit Index

EXHIBIT NO.	DESCRIPTION
99.1	Letter from Fred C. Kuznik, CEO, to Shareholders included in materials mailed with the Company’s 2003 proxy statement and Annual Report on Form 10-K for the fiscal year ended July 31, 2003

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